UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

CLS HOLDINGS USA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55546	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11767 South Dixie Highway, Suite 115
Miami, Florida	33156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 438-9132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

Item 1.01          Entry into a Material Definitive Agreement.

On April 15, 2021 and April 19, 2021, CLS Holdings USA, Inc. (“CLS” or the “Company”) entered into first amendments to subscription agreement (each an “Amendment” and, collectively, the “Amendments”), to amend those certain Subscription Agreements by and between the Company, and each of Navy Capital Green Fund, LP, Navy Capital Green Co-Invest Fund, LLC (together, “Navy Capital”), and Darling Capital, LLC (and, together with Navy Capital, the “Purchasers”) pursuant to which the Company sold convertible debentures (the “Debentures”), in the aggregate principal amount of $5,532,000 to the Purchasers, in order to (i) reduce the conversion price of the Debentures from $0.80 per “unit” to $0.30 per “unit”, and (ii) extend the maturity date of the Debentures by one year to four (4) years from the execution date of the Debentures (the “Amended and Restated Debentures”). Each “unit” comprises one share of the Company’s common stock and a warrant to purchase half a share of common stock. The Amendments also provide that the Company shall file a registration statement to register for resale all of the shares of common stock of the Company issuable to the Purchasers upon conversion of the Amended and Restated Debentures and the exercise of the warrants (the “Warrants”) issuable upon conversion of the Amended and Restated Debentures.

The Navy Capital Amendments also provide that Navy may appoint an observer to the Company’s board of directors as long as it maintains certain share ownership requirements.

The foregoing descriptions of the Amendments, the Amended and Restated Debentures, and the Warrants are summary descriptions of the material terms thereof and are qualified in their entirety by reference to the full text of the Amendments, the Amended and Restated Debentures, and the Warrants which are incorporated by reference hereto and filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

10.1	First Amendment to Subscription Agreement, dated April 15, 2021, by CLS Holdings USA, Inc. in favor of Navy Capital Green Fund, LP

10.2	First Amendment to Subscription Agreement, dated April 15, 2021, by CLS Holdings USA, Inc. in favor of Navy Capital Green Co-Invest Fund, LLC

10.3	First Amendment to Subscription Agreement, dated April 19, 2021, by CLS Holdings USA, Inc. in favor of Darling Capital, LLC

10.4	Amended and Restated Convertible Debenture, dated April 15, 2021, issued to Navy Capital Green Fund, LP in the principal amount of $1,126,114

10.5	Amended and Restated Convertible Debenture, dated April 15, 2021, issued to Navy Capital Green Co-Invest Fund, LLC in the principal amount of $4,504,457

10.6	Amended and Restated Convertible Debenture, dated April 19, 2021, issued to Darling Capital, LLC in the principal amount of $599,101

10.7	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: April 21, 2021	By: /s/ Jeffrey I. Binder
Jeffrey I. Binder Chairman and Chief Executive Officer